                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2006

                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                      000-106839              88-0492134
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

          114 West Magnolia Street, Suite 400-142
                      Bellingham, WA                         98225
          (Address of principal executive offices)        (Zip Code)

                                  360-392-3902
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             ITEM 8.01. OTHER EVENTS

         On July 25, 2006, Essential Innovations Technology Corp. issued a public release, a copy of which is attached as Exhibit 99.01.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following is filed as an exhibit to this report:

    Exhibit
    Number                   Title of Document                     Location
---------------  ------------------------------------------------  -------------

   Item 99.       Other Exhibits
---------------  ------------------------------------------------  -------------
    99.01        Public Release dated July 25, 2006                This filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

Date: July 26, 2006                     By: /s/ Jason McDiarmid
                                           Jason McDiarmid
                                           Its President

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